UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 14, 2007

Echo Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of Incorporation)	000-23017 (Commission File Number)	41-1649949 (I.R.S. Employer Identification No.)

10 Forge Parkway Franklin, Massachusetts (Address of principal executive offices)	02038 (Zip Code)
Registrant’s telephone number, including area code: (508) 553-8850
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
     On December 14, 2007, the Registrant and Platinum Long Term Growth VII, LLC (“Platinum”) executed an amendment (the “Amendment”) to the Registrant’s Senior Promissory Bridge Note, issued September 14, 2007, in the principal amount of $750,000 made payable to Platinum (the “Note”).
     Under the terms of the Note, in the event that the Registrant did not engage in a subsequent equity or equity linked financing or a combination of equity financings resulting in gross proceeds to the Registrant totaling at least $2.5 million, inclusive of $1.325 million (the aggregate principal amount of the Senior Promissory Bridge Notes issued by the Registrant on September 14, 2007), on or before December 15, 2007 (the “Conversion Option Date”), the Note would become convertible, at the option of the holder, into shares of the Registrant’s common stock at a ratio determined by dividing the outstanding principal and interest of the Note by a price per share equal to the price per share of the Registrant’s most recent equity or equity-linked financing at the time of conversion. The Note is described in further detail in the Registrant’s Form 8-K, dated September 14, 2007, and filed with the Securities and Exchange Commission on September 20, 2007.
     The Amendment extends the Conversion Option Date of the Note to December 31, 2007. Additionally, the Amendment provides that Platinum may not convert the Note into shares of the Company’s common stock if such conversion would result in Platinum beneficially owning more than 4.99% or 9.99%, as applicable, of all of the Registrant’s common stock outstanding at the time. Platinum may waive the foregoing provision upon sixty-one days advance written notice. No modifications were made to any of the other of the Registrant’s Senior Promissory Bridge Notes, issued September 14, 2007.
     The foregoing description of the Note and the Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Note and the Amendment, the forms of which are included as Exhibit 10.1 and 10.2, respectively, to this current report and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit No.	Description

10.1
Form of Senior Promissory Bridge Note is incorporated herein by reference to Exhibit 10.3 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 20, 2007.

10.2	Amendment to Senior Promissory Bridge Note by and between the Registrant and Platinum Long Term Growth VII, LLC dated as of December 14, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECHO THERAPEUTICS, INC.
Dated: December 20, 2007	By:	/s/ Harry G. Mitchell
Harry G. Mitchell
Chief Operating Officer and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

10.1
Form of Senior Promissory Bridge Note is incorporated herein by reference to Exhibit 10.3 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 20, 2007.

10.2	Amendment to Senior Promissory Bridge Note by and between the Registrant and Platinum Long Term Growth VII, LLC dated as of December 14, 2007.